UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2016

CVS HEALTH CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-01011		05-0494040
(Commission File Number)		(IRS Employer Identification No.)

One CVS Drive Woonsocket, Rhode Island		02895
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The following are the voting results on each matter submitted to the stockholders of CVS Health Corporation (the “Company”) at the Annual Meeting of Stockholders held on May 19, 2016 (the “Annual Meeting”). The proposals below are described in detail in the proxy statement filed by the Company on April 8, 2016 (the “Proxy Statement”). At the Annual Meeting, the 11 nominees for director were elected to the Company’s Board of Directors for a term of one year (Proposal 1). In addition, management proposals regarding the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2016 (Proposal 2) and a non-binding resolution regarding approval of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (Proposal 3), were approved. Stockholder proposals requesting a report on the alignment of the Company’s political contributions and its corporate values (Proposal 4) and requesting a report on executive pay (Proposal 5) were rejected.

	For	Against	Abstained	Broker Non-Votes
1. The election, for one-year terms, of persons nominated for directors, all as set forth in the Company’s Proxy Statement, was approved by the following votes:

Richard M. Bracken	859,502,292	3,804,506	1,440,150	94,836,171
C. David Brown II	841,683,831	21,560,921	1,502,196	94,836,171
Alecia A. DeCoudreaux	860,979,464	2,379,419	1,388,065	94,836,171
Nancy-Ann M. DeParle	861,189,576	2,137,657	1,419,715	94,836,171
David W. Dorman	842,438,086	20,808,559	1,500,303	94,836,171
Anne M. Finucane	849,557,041	13,779,452	1,410,455	94,836,171
Larry J. Merlo	860,638,963	2,867,708	1,240,277	94,836,171
Jean-Pierre Millon	859,945,355	3,321,076	1,480,517	94,836,171
Richard J. Swift	779,563,716	81,927,589	3,255,643	94,836,171
William C. Weldon	843,115,815	20,078,999	1,552,134	94,836,171
Tony L. White	843,915,782	19,320,097	1,511,069	94,836,171

2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2016 fiscal year, as set forth in the Company’s Proxy Statement, was approved by the following vote:	950,956,355	6,745,154	1,881,610	—
3. Company proposal to approve, by a non-binding vote, the compensation of the Company’s named executive officers, as set forth in the Company’s Proxy Statement, was approved by the following vote:	689,956,751	169,784,623	5,005,574	94,836,171
4. Stockholder proposal requesting a report on the congruency of the Company’s political contributions and its corporate values was rejected by the following vote:	48,687,102	695,391,620	120,668,226	94,836,171
5. Stockholder proposal requesting a report on the Company’s executive pay was rejected by the following vote:	59,207,680	756,944,695	48,594,573	94,836,171

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

By:	/s/ Colleen M. McIntosh
Colleen M. McIntosh Senior Vice President and Corporate Secretary
Dated: May 20, 2016